SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))
[  ]         Definitive Proxy Statement
[ X]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to ss. 240.14a-12

                                 HORIZON BANCORP

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)     Title of each class of securities to which transaction applies:

      2)     Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

4) Date Filed:

                                                        INTENDED TO BE USED ON
                                                       OR ABOUT APRIL 28, 2003

                                 HORIZON BANCORP
                       2003 Annual Meeting of Shareholders

Annual Meeting Date:                        May 8, 2003          Time: 6:00 PM
Location of Annual Meeting:                 Holiday Inn, Michigan City, Indiana


                                            Telephone Proxy Solicitation Guide

ITEMS YOU SHOULD HAVE IN FRONT OF YOU:

|X| Proxy Statement (be familiar with various proposals and have them marked for easy reference)
|X| Proxy Card
|X| If shareholder has already voted, a copy of the shareholder's proxy card


                             Basic Content of Calls

I.   CALLS TO SHAREHOLDERS OF RECORD

o Introduce yourself and indicate that you are calling on behalf of Horizon Bancorp

     Example: Hello, Mr./Mrs./Ms. _____________. This is [Name of Caller] calling on behalf of Horizon Bancorp.

o Indicate that his proxy for the Annual Meeting has not been received or that you have questions about his vote on the Restated Articles.

     Example: We have not yet received your proxy for the Annual Meeting of Shareholders to be held on May 8. I'm just calling to ask you to vote.

     Example: You marked your proxy in a way that made it hard for us to understand.

     Example: We wondered why you voted against the proposal to adopt the Restated Articles and whether you had any questions about it.

o If the shareholder says he has already voted, ask if he voted for the Restated Articles

o    If he asks why he should vote, indicate that:

     o Horizon Bancorp would like to have as many shares as possible represented at the meeting o his shares are important

     o a 70% vote of the total outstanding shares is required to approve the Restated Articles

o Mention that the Board of Directors has recommended a "FOR" vote for all four proposals, including the Restated Articles

o Explain the recommendations by going to the Proxy Solicitation Questions and Answers

     o If he has not received the proxy materials, then tell him you will have materials sent to him (also make sure that the address is correct). Make a note of his need for materials and give the information to Mary McColl.

     o    If he cannot find the proxy card:

          o Ask if he has access to a fax machine; if so, fax him a proxy card and indicate the return fax number at Horizon Bancorp.

          o If he does not have access to fax machine, tell him you will have another card sent.

o If shareholder has not voted because he has questions, answer the questions by referring to the Proxy Statement and Proxy Card and to the Proxy Solicitation Questions and Answers found on pages 6 through 8. If you cannot answer the question, tell him that someone who can answer the question will call back. Make a note of the question and the shareholder's contact information and give it to Mary McColl to log in our shareholder relations file. Mary will submit the question to the appropriate person for timely response.

If You Get an Answering Machine:

Leave a brief message indicating who you are, that you are calling on behalf of Horizon Bancorp in connection with their proxy for the annual meeting and leave a telephone number for him to call back. Make a follow-up call later in the day.

Example: Hello. This is [Name of Caller] calling on behalf of Horizon Bancorp to ask you to send in your proxy for the Annual Meeting to be held on May 8, 2003. Please return your signed and dated proxy card in the envelope provided as soon as possible. As set forth in the Proxy Statement, the Board of Directors recommends a vote FOR each of the Proposals. If you have any questions, please call ______________. Thank you.

II.  Calls to Beneficial Owners Whose Shares Are Held in Street Name

o Introduce yourself and indicate that you are calling on behalf of Horizon Bancorp

     Example: Hello, Mr./Mrs./Ms. _____________. This is [Name of Caller] calling on behalf of Horizon Bancorp.

o Indicate that you are calling to make sure he indicated to his broker or other record holder how he wants his shares voted at the Annual Meeting

     Example: We wanted to make sure that you have returned your voting instructions to your broker for the Annual Meeting of Shareholders to be held on May 8.

o If the shareholder says he has already voted, ask if he voted for the Restated Articles

o If he asks why he should vote, indicate that:

     o Horizon Bancorp would like to have as many shares as possible represented at the meeting o his shares are important

     o    70% vote of  outstanding  shares is required  to approve the  Restated
          Articles

o Mention that the all of the members of the Board of Directors have recommended a "FOR" vote for all four proposals, including the Restated Articles

o Explain the recommendations by going to the Proxy Solicitation Questions and Answers

o If the shareholder has not voted, ask whether he received the proxy materials in the mail

o If he has not received or cannot find the proxy materials, then tell him that he needs to contact his broker or other record holder and ask for the materials to be sent to him. Also make a note of the person's name and address and give that information to Mary McColl.

     o If he has any questions as to how to contact the broker or record holder, try to answer the question; if you cannot answer the question, tell him that someone will call back with more information. Make a note of the question and the shareholder's contact information and give it immediately to Mary McColl.

o If shareholder has not voted because he has questions, answer the questions by referring to the Proxy Statement and Proxy Card and to the Proxy Solicitation Questions and Answers found on pages 6 through 8. If you cannot answer the question, tell him that someone who can answer the question will call back. Make a note of the question and the shareholder's contact information and give it to Mary McColl to log in our shareholder relations file. Mary will submit the question to the appropriate person for timely response.


If You Get an Answering Machine:

Leave a brief message indicating who you are, that you are calling on behalf of Horizon Bancorp in connection with their vote for the Annual Meeting and leave a telephone number for him to call back. Make a follow-up call later in the day.

     Example:  Hello.  This is [Name of  Caller]  calling  on behalf of  Horizon
          Bancorp to make sure you have instructed your broker on how to vote your shares at the Annual Meeting to be held on May 8, 2003. Please send your signed and dated instructions to your broker as soon as possible. As set forth in the Proxy Statement, the Board of Directors recommends a vote for each of the Proposals. If you have any questions, please call ______________. Thank you.

                    PROXY SOLICITATION QUESTIONS AND ANSWERS


                                                                                                               Proxy
                                                                      Answer                              Statement Page
                Question                              (Based on Proxy Statement Description)                   Nos.
                                                                                                           pp. 3, 16, 23
What is Management's or the Board's       The Board of Directors and  Management  recommend a "FOR" vote      and 24
recommendation on Proposals 1 through 4?  on all proposals
OR
How do you think I should vote?
                                                                                                          See Notice for
Why is the Board of Directors or                                                                               brief
Management recommending a vote "FOR"                                                                        explanation
the proposals?

                                          Proposal 4: Amended and Restated Articles                          Notice &
                                          o        Horizon's  current  articles  have never been amended       p. 25
                                                   to reflect current Indiana corporate law
                                          o        In   1986,   the   Indiana    corporation   law   was
                                                   substantially   revised  and   modernized,   and  the
                                                   current  articles  have not been  updated  to reflect
                                                   many of those changes
                                          o        The Amended and Restated
                                                   Articles also include other
                                                   changes, such as making the
                                                   language in some sections
                                                   easier to understand
                                          o        At least 70% of the total
                                                   outstanding shares must be
                                                   voted in favor of the
                                                   Restated Articles. That is
                                                   why it is necessary for each
                                                   shareholder to vote. A
                                                   failure to vote is
                                                   essentially a vote against.

                                          Proposal 3: Authorization of Preferred Shares                    Notice & pp.
                                          o        The  preferred   shares  will  provide  Horizon  with       23-24
                                                   another means for raising  capital if it is needed to
                                                   fund Horizon's growth
                                          o        Horizon has proposed the
                                                   authorization of the
                                                   Preferred Shares to provide
                                                   it with increased financial
                                                   flexibility by providing for
                                                   additional ways to raise
                                                   capital.
                                          o        The  Board  of   Directors  is  not   proposing   the
                                                    preferred shares for anti-takeover purposes



                                          Proposal 2: Adoption of Omnibus Plan                               Notice &
                                          o        A nationally known compensation consultant,  Frederic       p. 16
                                                   W. Cook & Co., recommended
                                                   that Horizon adopt an omnibus
                                                   stock plan to help attract
                                                   and retain key employees.
                                          o        The Board of Directors
                                                   believes that the Omnibus
                                                   Plan is a necessary tool for
                                                   Horizon to attract and retain
                                                   the best employees and to
                                                   more closely align their
                                                   interests with the interests
                                                   of shareholders
                                          o        The Board of Directors
                                                   believes that it is in the
                                                   best interest of Horizon to
                                                   adopt a plan as recommended
                                                   by Cook.

How many votes are required to approve    The  number  of  votes  required  differs   depending  on  the       p. 2
the proposals?                            proposal:

                                          Proposal 1: Election of Directors                                    p. 2
                                          A director  must  receive a plurality  of the votes cast (that means that a director  will be  elected  if he  receives  more votes  than any  opposing  candidate  for the open seat on the
                                          Board) [since only 4 directors  have been  nominated for the 4 open seats,  each  director will be elected if he receives any
                                          "FOR" votes (regardless of the number of  "Withhold" votes)]

                                          Proposal 2: Adoption of Omnibus Plan                              pp. 2 & 16
                                          More  votes  must be voted in  favor of  adoption  of the plan than against adoption of the plan

                                          Proposal 3:  Authorization of Preferred Shares                    pp. 2 & 23
                                          More votes must be voted in favor of
                                          authorization of the preferred shares
                                          than against authorization of the
                                          preferred shares

                                          Proposal 4: Amended and Restated Articles                          pp. 2 &24
                                          At least 70% of the  outstanding  Common  Shares must be voted in favor of approval of the Amended and Restated Articles

Why does the number of votes required     The  Indiana   corporation   statute  and  Horizon's   current       p. 26
differ?                                   articles  specify  different vote  requirements  for different types of matters

